Annual Fund Operating Expenses - Thrivent Partner Healthcare Portfolio - Class A	Apr. 30, 2021
Operating Expenses:
Management Fees	0.83%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	0.91%
Less Fee Waivers and/or Expense Reimbursements	0.05%	[1]
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.86%

[1]	The Adviser has contractually agreed, through at least April 30, 2022, to waive a portion of the management fees associated with the shares of the Thrivent Partner Healthcare Portfolio equal in the aggregate to 0.05% of the average daily net assets of the shares. This contractual provision, however, may be terminated before the indicated termination date upon the mutual agreement between the Independent Directors of the Portfolio and the Adviser.